IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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        [ ]       Preliminary Proxy Statement
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                                       IEH CORPORATION
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                (Name of the Corporation as Specified in Charter)

                             ROBERT KNOTH, SECRETARY
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                   (Name of Person(s) Filing Proxy Statement)

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                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220


                          SUPPLEMENT TO PROXY STATEMENT
                                       FOR
                          ANNUAL MEETING TO BE HELD ON
                                OCTOBER 10, 2003



September 23, 2003

To the Shareholders of
  IEH CORPORATION

     This Proxy Statement Supplement amends the Proxy Statement previously delivered to all shareholders of IEH Corp with respect to the Annual Meeting of Shareholders of IEH CORPORATION to be held at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on October 10, 2003 at 9:00 a.m., New York time. The only scheduled item to be addressed at the Meeting is the election of directors.

     The Board of Directors has been advised that Mr. Robert Pitman, a director of IEH who was nominated for re-election to the Board and for whom proxies had been solicited, recently passed away. As a result, only one person, Mr. Alan Gottlieb, shall stand for re-election to the Board. The vacancy created by Mr.
Pittman's passing shall not be filled at this time. Therefore, votes cast for Mr. Pittman shall have no effect. Under the bylaws, vacancies may be filled by the Board of Directors.

     THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NOMINEE FOR DIRECTORS.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR NEW PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                             By Order of the Board of Directors,

                                             /s/ Robert Knoth
                                             -----------------------------------
Dated: September 23, 2003                    Robert Knoth, Secretary